Operations	12 Months Ended
Dec. 31, 2023
Operations
Operations

1.     Operations

Zenvia Inc. (“Zenvia”) was incorporated in November 2020, as a Cayman Islands exempted company with limited liability duly registered with the Registrar of Companies of the Cayman Islands. These consolidated financial statements comprise the Company and its subsidiaries (together referred to as the “Company”). The Company is involved in implementation of a multi-channel communication of a cloud-based platform that enables organizations to integrate several communication capabilities (including short message service, or SMS, WhatsApp, Voice, WebChat and Facebook Messenger) into their software applications and with a combination of the Company Software as a Service (SaaS) portfolio providing clients with unified end-to-end customer experience SaaS platform to digitally interact with their end-consumers in a personalized way.

As of December 31, 2023, the Company has negative consolidated working capital in the amount of R$357,043 (current assets of R$250,331 and current liabilities of R$607,374), mainly arising from a reduction in the Company’s cash position as a result of payments made during the years related to business acquisitions, as described in item (b) to (d) below.

Company’s Management implemented cost cutting initiatives to increase gross profit, such as the review of its corporate structure, which reduced the Company’s current workforce and is in line with the acceleration of the integration of acquisitions. While these actions were instrumental for the Company to deliver improved cash generation in 2023, management is committed to continue pursuing new operational efficiencies for the next 12 months. On top of the improvement in operations, the Company concluded, as announced on February 6, 2024, several renegotiations with its creditors, including banks, debenture holders and holders of liabilities from acquisitions. These renegotiations include an extension of payment terms on bank loans and debentures from up to 18 months to 36 months (final maturity December 2026), extension of liabilities related to past liabilities from acquisitions from up to 36 months to up to 60 months (final maturity December 2028) and the possibility of converting certain liabilities from acquisitions into Zenvia´s equity (potential conversion up to approximately R$100,000). Additionally, as part of the above-mentioned transactions, in February 2024, Zenvia´s Founder and CEO, Mr Cassio Bobsin, has contributed a total of R$50,000 as new equity in the Company. Finally, in April 2024, the Company was able to secure additional credit lines with local banks in the amount of R$40,000. As a result of the above mentioned initiatives, and the continuing improvement of operating cash flow, management believes that our existing cash and cash equivalents and the liquidity provided from other sources of funds (including issuance of indebtedness and/or common shares) will be sufficient to meet our anticipated cash needs for both the next 12 months as well as the foreseeable future, and that our debt profile will be adequate vis-à-vis our estimated cash requirements. Nevertheless, management will continue to seek to optimize the Company's working capital needs by renegotiating payment terms with suppliers and anticipating future revenues with clients. Considering the Company’s short-term financial contractual obligations and commitments after giving effect to the above-mentioned renegotiations, capital injection and new credit lines, management expects a cash outlay of R$20,729 (outflow of R$147,722 and inflow of R$126,993) for the next 12 months mainly for its existing short-term indebtedness as it becomes due, including interest, and payments related to liabilities from acquisitions. Therefore, the Company believes its working capital and projected cash flows from operations will be sufficient for the Company’s requirements for the next twelve months. In addition to generating cash flow from operations, if necessary, it is probable that management will obtain new sources of financing that will enable the Company to meet its obligations. As a result of these factors, management continues to have a reasonable expectation that the Company will be able to continue operations in the foreseeable future.

a.      Business combination – Movidesk Ltda. (“Movidesk”)

On May 2, 2022, the Company, through its subsidiary Zenvia Brazil acquired 98.04% of shares of Movidesk Ltda., referred to as “Movidesk”, and with regards to the remaining 1.96% share capital, Zenvia Brazil had options to purchase such share capital through the payments of the applicable exercise price by Zenvia Brazil. Movidesk is a SaaS company that focuses on customer service solutions to define workflows, provide integration with communication channels, and monitor tickets through dashboards and reports, offering a fully-fledged end-to-end support platform.

Under the terms of the Movidesk original acquisition agreement, the total consideration transferred and then expected to be transferred by Zenvia Brazil were as follows: (1) R$301,258 paid in cash in May 2022 and; (2) Movidesk former controlling shareholders, and key executives have received 315,820 Zenvia’s Class A common shares equivalent to an amount of R$15,740 at the time of closing; and (3) an earn-out structure based payment on the fulfillment of gross margin targets until the third quarter of 2023, which fair value is R$159,706 to be paid in December 2023; and (4) R$8,411 to be paid on the exercise price of purchase options. Earn-out outcomes consider the achievement of certain milestones that variate from -50% to + 50%, reaching between R$94,441 and R$360,376 respectively.

The goodwill arising from the acquisition has been recognized as follows:

Movidesk
May 2, 2022
Consideration transferred	485,115
Other net liabilities, including PPE and cash	(3,367)
Intangible assets –– Digital platform	229,705
Intangible assets –– Customer portfolio	12,594
Total net assets acquired at fair value	238,932
Net assets attributable to NCI	(67)
Goodwill	246,250

The goodwill of R$246,250 comprises the skills and technical talent of the workforce and the value of future economic benefits arising from the synergies from the acquisition and in line with the strategy of the Company. At the time of the acquisition, future tax deductibility is probable as certain actions, necessary to integrate the businesses from a tax perspective, are intended by management and considered feasible from a legal perspective.

The fair value of Movidesk’s intangible assets (digital platform, customer portfolio and non-compete) has been measured by valuation techniques that are summarized below.

Assets acquired	Valuation technique
Intangible assets – Allocation of the customer portfolio and digital platform

The MPEEM methodology (Multi Period Excess Earnings Method) is mostly used to measure the value of primary assets or most important assets of a company. According to that method, in determining fair values, the cash flows attributable to all other assets are subtracted through a contributory asset charge (CAC). The MPEEM method assumes that the fair value of an intangible asset is the same as the present value of the cash flows attributable to that asset, less the contribution of other assets, both tangible and intangible ones.

On October 26, 2022, Zenvia Brazil reached an agreement with Movidesk former controlling shareholders to extend the remaining payments. The earn-out payment due to certain former shareholders, previously expected to total R$205,647, which could reach R$327,635, will now be paid in fixed and variable installments subject to accrued interest in line with Zenvia’s current bank financing costs in the range of 130% and 140% of CDI. Per the terms of the amended Movidesk acquisition agreement, (i) 12 fixed monthly installments of R$100 to be paid from January 2023 until December 2023, (ii) R$204,447 in total will be paid in 36 fixed monthly installments subject to accrued interest from January 2024 until December 2026, and (iii) an additional variable amount calculated in terms of certain gross margin targets achieved by the end of September 2023, in the total amount of R$24,047, will be paid in six monthly installments subject to accrued interest from January 2024 until June 2024.

On February 6, 2024, we had an agreement signed between Zenvia Brazil and Movidesk establishing new rules regarding the payment of Earn out, for more information see Note 30.3.